UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 3, 2016

LIFEPOINT HEALTH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51251	20-1538254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Seven Springs Way Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 920-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2016, the Board of Directors (the “Board”) of LifePoint Health, Inc. (the “Company”) adopted amendments to the Company’s Sixth Amended and Restated By-laws (the “By-laws,” and as so amended, the “Amended By-laws”) to change the voting standard for uncontested elections of directors to majority voting, to provide for a related resignation requirement and to make certain related changes. The Board also amended the Company’s Corporate Governance Standards to revise the director resignation requirements in connection with the amendments to the By-laws. These amendments, which took effect on November 3, 2016, are as follows:

•                  The voting standard for uncontested elections of directors was changed from plurality voting to majority voting, such that, in an uncontested election, a director nominee will be elected to the Board only if the number of votes cast “for” that director exceeds the number of votes cast “against” that director. Directors will continue to be elected by a plurality of the votes cast in “contested elections” (as defined in the Amended By-laws).

•                  The Board will only nominate for election director candidates who agree to tender, promptly after the annual meeting at which they are elected or re-elected, an irrevocable resignation that will take effect upon (i) the respective candidate’s failure to receive the required majority vote in an uncontested election and (ii) the Board’s acceptance of such resignation.  In addition, the Board will fill director vacancies and new directorships only with candidates who agree to tender, promptly after their appointment to the Board, the same form of resignation.

•                  If a nominee fails to receive the required majority vote in an uncontested election, the Board will determine whether to accept or reject such resignation, or what other action should be taken, within 90 days from the date of the certification of election results, after receiving a recommendation from the Corporate Governance and Nominating Committee.

The foregoing summary of the amendments to the By-laws is qualified in its entirety by reference to the full text of the Amended By-laws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated in this Item 5.03 by reference.  Additionally, a copy of the Amended By-laws, marked to show changes to the By-laws, is also included as Exhibit 3.2 hereto (additions are underlined and deletions are struck through).

Item  9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Seventh Amended and Restated By-laws of LifePoint Health, Inc.

3.2	Seventh Amended and Restated By-laws of LifePoint Health, Inc. (marked)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HEALTH, INC.

	By:	/s/ Paul D. Gilbert
		Name:	Paul D. Gilbert
		Title:	Executive Vice President and Chief Legal Officer

Dated: November 3, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Seventh Amended and Restated By-laws of LifePoint Health, Inc.

3.2	Seventh Amended and Restated By-laws of LifePoint Health, Inc. (marked)